SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 20, 1998

                                 H&R BLOCK, INC.
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               (Exact Name of Registrant as Specified in Charter)


     MISSOURI                         1-6089                    44-0607856
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(State or Other Jurisdiction      (Commission               (I.R.S. Employer
    of Incorporation)             File Number)               Identification No.)


               4400 Main Street, Kansas City, Missouri    64111
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              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (816) 753-6900

Item 4.  Changes in Registrant's Certifying Accountant


     On July 20, 1998, H&R Block, Inc. (the "Company") dismissed the accounting firm of Deloitte & Touche LLP as its independent auditors. Deloitte & Touche LLP and its predecessors audited the accounts of the Company from 1965 through fiscal year 1998. The reports prepared by Deloitte & Touche LLP on the Company's financial statements for either of the last two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change the Company's independent auditors was made by the Board of Directors of the Company at the recommendation of their Audit Committee following a request for proposals. During the Company's two most recent fiscal years, and any subsequent interim period prior to July 20, 1998, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreements in its reports. Also, there were no reportable events of the nature described in Regulation S-K, Item 304(a)(1)(v) during either of the Company's two most recent fiscal years and any subsequent interim period prior to July 20, 1998.

     On July 20, 1998, the Board of Directors of the Company appointed PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending April 30, 1999, following a request for proposals made by the Company to five accounting firms at the direction of the Audit Committee of the Board. The Board of Directors directed the Company's management to submit the ratification of such appointment to a vote of the shareholders of the Company at the annual meeting of shareholders scheduled for September 9, 1998. During the two most recent fiscal years, and any subsequent interim period prior to such appointment, neither the Company, nor anyone acting on behalf of the Company, consulted PricewaterhouseCoopers LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 7.  Financial Statements, Pro Forma Financial Information  and Exhibits

     (a) Financial Statements of Businesses Acquired. Not applicable.

     (b) Pro forma Financial Information. Not applicable.

     (c) Exhibits.

         16.1 Letter regarding change in Certifying Accountants dated July 27, 1998 from Deloitte & Touche LLP addressed to the Securities and Exchange Commission filed herewith.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    H&R BLOCK, INC.


Dated:  July 27, 1998               By:  /s/ Ozzie Wenich
                                       ------------------
                                       Ozzie Wenich, Senior Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

16.1 Letter regarding change in Certifying Accountants dated July 27, 1998 from Deloitte & Touche LLP addressed to the Securities and Exchange Commission filed herewith.